Exhibit 99.1

Electronic Arts Reports Q2 FY23 Financial Results
REDWOOD CITY, CA – November 1, 2022 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its second fiscal quarter ended September 30, 2022.

“In Q2, EA delivered strong engagement and deeply immersive experiences across our portfolio, with new EA SPORTS titles and multi-platform live services powering the business,” said CEO Andrew Wilson. “More people than ever before are turning to games as their primary platform for social connection and creativity. With EA’s unrivaled IP, talented teams, and growing player network, we are well-positioned to lead the future of entertainment.”

“Q2 was a solid quarter. We again delivered on our revenue and profit commitments, driven by our EA SPORTS portfolio and our multi-platform live services business,” said CFO Chris Suh. “With our resilient business model, disciplined execution, and healthy underlying fundamentals, we are poised to deliver long-term growth.”

Selected Operating Highlights and Metrics

•Net bookings1 for the trailing twelve months was $7.381 billion, up 4% year-over-year.
•Live services and other net bookings for the trailing twelve months were up 7% year-over-year and represent 73% of total net bookings.
•The EA player network grew to more than 600 million active accounts at quarter end.
•EA SPORTS™ FIFA 23 was the most successful launch in franchise history with more than 10.3 million players joining the game within the first week.
•Based on the first four weeks following launch, EA SPORTS™ FIFA 23 units (sell-through) are up 10% and Ultimate Team players up 6% on the comparable period for FIFA 22.

Selected Financial Highlights and Metrics

•Net cash (used in)/provided by operating activities was $(112) million for the quarter and $1.788 billion for the trailing twelve months.
•EA repurchased 2.6 million shares for $325 million during the quarter, bringing the total for the trailing twelve months to 10.0 million shares for $1.295 billion.
•EA paid a cash dividend of $0.19 per share during the quarter, for a total of $53 million.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock. The dividend is payable on December 21, 2022 to shareholders of record as of the close of business on November 30, 2022.

Quarterly Financial Highlights

	Three Months Ended
	September 30,
	2022	2021
(in $ millions, except per share amounts)
Full game	602	617
Live services and other	1,302	1,209
Total net revenue	1,904	1,826

Net income	299	294
Diluted earnings per share	1.07	1.02

Operating cash flow	(112)	64

Value of shares repurchased	325	325
Number of shares repurchased	2.6	2.3

The following GAAP-based financial data2 and tax rate of 19% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended September 30, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	1,904	—	(150)	—
Cost of revenue	462	(39)	—	(1)
Gross profit	1,442	39	(150)	1
Total operating expenses	1,015	(43)	—	(139)
Operating income	427	82	(150)	140
Interest and other income (expense), net	—	—	—	—
Income before provision for income taxes	427	82	(150)	140
Number of shares used in computation:
Diluted	279

Trailing Twelve Months Financial Highlights

	Twelve Months Ended
	September 30,
	2022	2021
(in $ millions)
Full game	1,997	1,911
Live services and other	5,288	4,485
Total net revenue	7,285	6,396

Net income	901	785

Operating cash flow	1,788	1,416

Value of shares repurchased	1,295	1,301
Number of shares repurchased	10.0	9.5

The following GAAP-based financial data2 was used internally by company management to adjust its GAAP results in order to assess EA’s operating results. During fiscal 2022, management used a tax rate of 18% and in fiscal 2023 a tax rate of 19%.

	Twelve Months Ended September 30, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	7,285	—	96	—
Cost of revenue	1,826	(158)	—	(6)
Gross profit	5,459	158	96	6
Total operating expenses	4,124	(195)	—	(513)
Operating income	1,335	353	96	519
Interest and other income (expense), net	(25)	—	—	—
Income before provision for income taxes	1,310	353	96	519

Operating Metric

The following is a calculation of our total net bookings1 for the periods presented:

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2022	2021	2022	2021
(in $ millions)
Total net revenue	1,904	1,826	7,285	6,396
Change in deferred net revenue (online-enabled games)	(150)	25	96	681
Net bookings	1,754	1,851	7,381	7,077

Business Outlook as of November 1, 2022

Fiscal Year 2023 Expectations – Ending March 31, 2023

Financial metrics:
•Net revenue is expected to be approximately $7.550 billion to $7.750 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately $100 million.
•Net income is expected to be approximately $871 million to $934 million.
•Diluted earnings per share is expected to be approximately $3.11 to $3.34.
•Operating cash flow is expected to be approximately $1.600 billion to $1.650 billion.
•The Company estimates a share count of 280 million for purposes of calculating fiscal year 2023 diluted earnings per share.

Operational metric:
•The US dollar has strengthened since the time of our initial FY23 guidance. As a result, we now expect an FX impact of approximately ($200) million versus our initial full year net bookings guide.
•Net bookings1 is expected to be approximately $7.650 billion to $7.850 billion, up 2% to 4% year-over-year, or 6% to 9% in constant currency.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2023
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	7,550 to 7,750	—	100	—
Cost of revenue	1,845 to 1,890	(125)	—	(5)
Operating expense	4,245 to 4,295	(155)	—	(565)
Income before provision for income taxes	1,452 to 1,556	280	100	570
Net income	871 to 934
Number of shares used in computation:
Diluted shares	280
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Third Quarter Fiscal Year 2023 Expectations – Ending December 31, 2022

Financial metrics:
•Net revenue is expected to be approximately $1.825 billion to $1.925 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately $600 million.
•Net income is expected to be approximately $120 million to $164 million.
•Diluted earnings per share is expected to be approximately $0.43 to $0.59.
•The Company estimates a share count of 279 million for purposes of calculating third quarter fiscal 2023 diluted earnings per share.

Operational metric:
•Net bookings1 is expected to be approximately $2.425 billion to $2.525 billion.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending December 31, 2022
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	1,825 to 1,925	—	600	—
Cost of revenue	560 to 580	(30)	—	—
Operating expense	1,080 to 1,090	(35)	—	(150)
Income before provision for income taxes	184 to 253	65	600	150
Net income	120 to 164
Number of shares used in computation:
Diluted shares	279
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Conference Call and Supporting Documents
Electronic Arts will host a conference call on November 1, 2022 at 2:00 pm PT (5:00 pm ET) to review its results for the second quarter ended September 30, 2022 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (888) 330-2446 (domestic) or (240) 789-2732 (international), using the conference code 5939891 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until November 15, 2022 at (800) 770-2030 (domestic) or (647) 362-9199 (international) using pin code 5939891. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of November 1, 2022” and other information regarding EA's fiscal 2023 expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2022.

These forward-looking statements are current as of November 1, 2022. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2022.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2022, EA posted GAAP net revenue of approximately $7 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™ FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and F1®. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2015 Lucasfilm Ltd. All rights reserved. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	Erin Rheaume
Vice President, Investor Relations	Director, Financial Communications
650-628-0255	650-628-7978
cevenden@ea.com	erheaume@ea.com

1 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

2 For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2022.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,

	2022	2021	2022	2021
Net revenue	1,904	1,826	3,671	3,377
Cost of revenue	462	494	776	809
Gross profit	1,442	1,332	2,895	2,568
Operating expenses:
Research and development	565	553	1,137	1,068
Marketing and sales	233	233	467	423
General and administrative	174	176	341	345
Amortization and impairment of intangibles	43	30	82	70
Total operating expenses	1,015	992	2,027	1,906
Operating income	427	340	868	662
Interest and other income (expense), net	—	(14)	(5)	(28)
Income before provision for income taxes	427	326	863	634
Provision for income taxes	128	32	253	136
Net income	299	294	610	498
Earnings per share
Basic	1.08	1.03	2.19	1.75
Diluted	1.07	1.02	2.18	1.73
Number of shares used in computation
Basic	278	285	279	285
Diluted	279	287	280	288

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance provided on August 2, 2022 for the three months ended September 30, 2022 plus a comparison to the actuals for the three months ended September 30, 2021.

	Three Months Ended September 30,
	2022 Guidance (Mid-Point)		2022 Actuals	2021 Actuals
		Variance
Net revenue
Net revenue	1,875	29	1,904	1,826
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(125)	(25)	(150)	25
Cost of revenue
Cost of revenue	474	(12)	462	494
GAAP-based financial data
Acquisition-related expenses	(30)	(9)	(39)	(22)
Stock-based compensation	(2)	1	(1)	(2)
Operating expenses
Operating expenses	1,039	(24)	1,015	992
GAAP-based financial data
Acquisition-related expenses	(40)	(3)	(43)	(30)
Stock-based compensation	(148)	9	(139)	(147)
Income before tax
Income before tax	356	71	427	326
GAAP-based financial data
Acquisition-related expenses	70	12	82	52
Change in deferred net revenue (online-enabled games)[1]	(125)	(25)	(150)	25
Stock-based compensation	150	(10)	140	149
Tax rate used for management reporting	19%		19%	18%
Earnings per share
Basic	0.83	0.25	1.08	1.03
Diluted	0.82	0.25	1.07	1.02
Number of shares used in computation
Basic	279	(1)	278	285
Diluted	281	(2)	279	287

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily         equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	September 30, 2022	March 31, 2022[2]
ASSETS
Current assets:
Cash and cash equivalents	1,539	2,732
Short-term investments	335	330
Receivables, net	919	650
Other current assets	649	439
Total current assets	3,442	4,151
Property and equipment, net	531	550
Goodwill	5,375	5,387
Acquisition-related intangibles, net	811	962
Deferred income taxes, net	2,395	2,243
Other assets	525	507
TOTAL ASSETS	13,079	13,800

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	136	101
Accrued and other current liabilities	1,034	1,388
Deferred net revenue (online-enabled games)	1,391	2,024
Total current liabilities	2,561	3,513
Senior notes, net	1,879	1,878
Income tax obligations	478	386
Deferred income taxes, net	1	1
Other liabilities	362	397
Total liabilities	5,281	6,175

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,658	7,607
Accumulated other comprehensive income	137	15
Total stockholders’ equity	7,798	7,625
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,079	13,800

2Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income	299	294	610	498
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization, accretion and impairment	127	94	241	199
Stock-based compensation	140	149	265	274
Change in assets and liabilities
Receivables, net	(346)	(458)	(276)	(446)
Other assets	(10)	23	(25)	(51)
Accounts payable	69	61	53	42
Accrued and other liabilities	(164)	52	(269)	(250)
Deferred income taxes, net	(70)	(168)	(156)	(140)
Deferred net revenue (online-enabled games)	(157)	17	(633)	(205)
Net cash provided by (used in) operating activities	(112)	64	(190)	(79)

INVESTING ACTIVITIES
Capital expenditures	(53)	(43)	(112)	(87)
Proceeds from maturities and sales of short-term investments	79	621	166	1,128
Purchase of short-term investments	(80)	(84)	(173)	(369)
Acquisitions, net of cash acquired	—	(1,405)	—	(3,394)
Net cash used in investing activities	(54)	(911)	(119)	(2,722)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	43	41	44	41
Cash dividends paid	(53)	(48)	(106)	(97)
Cash paid to taxing authorities for shares withheld from employees	(13)	(16)	(117)	(121)
Repurchase and retirement of common stock	(325)	(325)	(645)	(650)
Net cash used in financing activities	(348)	(348)	(824)	(827)

Effect of foreign exchange on cash and cash equivalents	(29)	(13)	(60)	(2)
Change in cash and cash equivalents	(543)	(1,208)	(1,193)	(3,630)
Beginning cash and cash equivalents	2,082	2,838	2,732	5,260
Ending cash and cash equivalents	1,539	1,630	1,539	1,630

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY22	FY22	FY22	FY23	FY23	Change
Net revenue
Net revenue	1,826	1,789	1,825	1,767	1,904	4%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	25	788	(74)	(468)	(150)
Gross profit
Gross profit	1,332	1,158	1,406	1,453	1,442	8%
Gross profit (as a % of net revenue)	73%	65%	77%	82%	76%
GAAP-based financial data
Acquisition-related expenses	22	44	45	30	39
Change in deferred net revenue (online-enabled games)[1]	25	788	(74)	(468)	(150)
Stock-based compensation	2	1	2	2	1
Operating income
Operating income	340	102	365	441	427	26%
Operating income (as a % of net revenue)	19%	6%	20%	25%	22%
GAAP-based financial data
Acquisition-related expenses	52	105	97	69	82
Change in deferred net revenue (online-enabled games)[1]	25	788	(74)	(468)	(150)
Stock-based compensation	149	129	125	125	140
Net income
Net income	294	66	225	311	299	2%
Net income (as a % of net revenue)	16%	4%	12%	18%	16%
GAAP-based financial data
Acquisition-related expenses	52	105	97	69	82
Change in deferred net revenue (online-enabled games)[1]	25	788	(74)	(468)	(150)
Stock-based compensation	149	129	125	125	140
Tax rate used for management reporting	18%	18%	18%	19%	19%
Diluted earnings per share	1.02	0.23	0.80	1.11	1.07	5%
Number of shares used in computation
Basic	285	283	281	279	278
Diluted	287	285	283	281	279

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY22	FY22	FY22	FY23	FY23	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	337	400	312	237	328	(3%)
Packaged goods	280	216	126	104	274	(2%)
Full game	617	616	438	341	602	(2%)
Live services and other	1,209	1,173	1,387	1,426	1,302	8%
Total net revenue	1,826	1,789	1,825	1,767	1,904	4%
Full game	34%	34%	24%	19%	32%
Live services and other	66%	66%	76%	81%	68%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	35	179	(103)	(111)	17
Packaged goods	44	105	(68)	(65)	16
Full game	79	284	(171)	(176)	33
Live services and other	(54)	504	97	(292)	(183)
Total change in deferred net revenue (online-enabled games) by composition[1]	25	788	(74)	(468)	(150)

Net revenue by platform
Console	1,198	1,138	1,092	1,042	1,161	(3%)
PC & Other	377	374	420	402	423	12%
Mobile	251	277	313	323	320	27%
Total net revenue	1,826	1,789	1,825	1,767	1,904	4%
GAAP-based financial data
Console	(29)	608	(86)	(405)	(134)
PC & Other	26	137	3	(54)	8
Mobile	28	43	9	(9)	(24)
Total change in deferred net revenue (online-enabled games) by platform[1]	25	788	(74)	(468)	(150)

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY22	FY22	FY22	FY23	FY23	Change
CASH FLOW DATA
Operating cash flow	64	1,534	444	(78)	(112)	(275%)
Operating cash flow - TTM	1,416	1,826	1,899	1,964	1,788	26%
Capital expenditures	43	48	53	59	53	23%
Capital expenditures - TTM	148	166	188	203	213	44%
Repurchase and retirement of common stock	325	325	325	320	325	—
Cash dividends paid	48	48	48	53	53	10%
DEPRECIATION
Depreciation expense	39	41	42	44	45	15%
BALANCE SHEET DATA
Cash and cash equivalents	1,630	2,670	2,732	2,082	1,539
Short-term investments	342	346	330	334	335
Cash and cash equivalents, and short-term investments	1,972	3,016	3,062	2,416	1,874	(5%)
Receivables, net	1,031	965	650	579	919	(11%)
STOCK-BASED COMPENSATION
Cost of revenue	2	1	2	2	1
Research and development	101	86	84	81	95
Marketing and sales	15	14	13	13	16
General and administrative	31	28	26	29	28
Total stock-based compensation	149	129	125	125	140